Northwestern Mutual Series Fund, Inc.

Supplement Dated December 28, 2023 to the
Statutory Prospectus Dated May 1, 2023
The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2023 (the “Prospectus”), as supplemented June 7, 2023; July 25, 2023; and October 12, 2023. You should read this Supplement together with the Prospectus.
Amendment to Investment Sub-Advisory Agreements with Certain Sub-Advisers
Effective December 1, 2023, the Board of Directors of the Fund approved certain amendments to the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and (1) Allspring Global Investments, Inc. (“Allspring”) with respect to the Select Bond Portfolio, (2) BlackRock Advisors, LLC (“BlackRock”) with respect to the Government Money Market Portfolio, and (3) Pacific Investment Management Company LLC (“PIMCO”) with respect to the Multi-Sector Bond Portfolio (each, an “Amendment” and together, the “Amendments”). In approving each Amendment, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission (“SEC”) that permits the Fund and Mason Street Advisors to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment. The Amendments modified the fee schedules applicable to the Select Bond Portfolio managed by Allspring, the Government Money Market Portfolio managed by BlackRock, and the Multi-Sector Bond Portfolio managed by PIMCO, with such fee modifications to be effective January 1, 2024. The updated fee schedules are set forth in a supplement to the Fund’s Statement of Additional Information dated December 28, 2023.
Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Supplement Dated December 28, 2023 to the
Statement of Additional Information Dated May 1, 2023
This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2023, as supplemented June 7, 2023; July 25, 2023; and October 12, 2023. You should read this Supplement together with the SAI.
Fee Update – Select Bond Portfolio
The SAI is amended by replacing the following paragraph relating to Allspring Global Investments, LLC (“Allspring”) that appears on page B-63 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” with the following:
“Allspring Global Investments, LLC (“Allspring”), 1415 Vantage Park Drive, Charlotte, North Carolina 28203, provides investment services to the Select Bond Portfolio pursuant to an investment sub-advisory agreement. Allspring is a wholly-owned subsidiary of Allspring Global Investment Holdings LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. Effective January 1, 2024, for the services provided for the Select Bond Portfolio, Mason Street Advisors pays Allspring a fee at the annual rate of 0.14% of the Portfolio’s net assets on the first $500 million of assets, reduced to 0.12% on the next $500 million, reduced to 0.10% on the next $1 billion, and reduced to 0.09% on assets over $2 billion. Prior to January 1, 2024, Mason Street Advisors paid Allspring a fee at the annual rate of 0.15% of the Portfolio’s net assets on the first $500 million of assets, reduced to 0.13% on the next $500 million, reduced to 0.12% on the next $1 billion, reduced to 0.11% on the next $1 billion and 0.10% on assets over $3 billion for the services provided for the Select Bond Portfolio. As of December 31, 2022, assets under management were approximately $369.5 billion.”
Fee Update – Government Money Market Portfolio
The SAI is amended by replacing the following paragraph relating to BlackRock Advisors, LLC (“BlackRock”) that appears on page B-63 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” with the following:
“BlackRock Advisors, LLC (“BlackRock”), 100 Bellevue Parkway, Wilmington, Delaware 19809, an indirect, wholly-owned subsidiary of BlackRock, Inc., provides investment services to the Government Money Market Portfolio and the Index 500 Stock Portfolio pursuant to investment sub-advisory agreements. BlackRock was organized in 1994 to perform advisory services for investment companies. Effective January 1, 2024, for the services provided for the Government Money Market Portfolio, Mason Street Advisors pays BlackRock a fee at the annual rate of 0.05% of Portfolio’s net assets on the first $500 million, reduced to 0.04% on the next $500 million and 0.03% on assets over $1 billion. Prior to January 1, 2024, Mason Street Advisors paid BlackRock a fee at the annual rate of 0.06% of the Portfolio’s net assets on the first $500 million, reduced to 0.04% on the next $500 million and 0.03% on assets over $1 billion for the services provided for the Government Money Market Portfolio. For the services provided for the Index 500 Stock Portfolio, Mason Street Advisors pays BlackRock a fee at the annual rate of 0.008% of the Portfolio’s net assets. As of December 31, 2022, assets under management were approximately $671 billion.”

Fee Update – Multi-Sector Bond Portfolio
The SAI is amended by replacing the following paragraph relating to Pacific Investment Management Company LLC (“PIMCO”) that appears on page B-65 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” with the following:
“Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92660, provides investment advisory services to the Multi-Sector Bond Portfolio and the Long-Term U.S. Government Bond Portfolio. PIMCO is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Subject to the supervision of the Board and the Adviser, PIMCO is responsible for managing the investment activities of the Multi-Sector Bond Portfolio and the Long-Term U.S. Government Bond Portfolio. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. Effective January 1, 2024, for services provided to the Multi-Sector Bond Portfolio, Mason Street Advisors pays PIMCO at the annual rate of 0.45% on the first $500 million of the Portfolio’s net assets and 0.35% on net assets in excess of $500 million. Prior to January 1, 2024, Mason Street Advisors paid PIMCO at the annual rate of 0.45% on the first $500 million of the Portfolio’s net assets and 0.40% on net assets in excess of $500 million for services provided to the Multi-Sector Bond Portfolio. For services provided to the Long-Term U.S. Government Bond Portfolio, Mason Street Advisors pays PIMCO at the annual rate of 0.225% of the Portfolio’s net assets. As of December 31, 2022, assets under management were approximately $1.74 trillion, including $1.38 trillion in third-party client assets. Assets include $81.9 billion in assets (as of September 30, 2022) of clients contracted with Allianz Real Estate, an affiliate and wholly owned subsidiary of PIMCO and PIMCO Europe GmbH.”
Please retain this Supplement for future reference.